UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):
September 27, 2004 (September 27, 2004)

PEROT SYSTEMS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22495 (Commission File Number)	75-2230700 (IRS Employer Identification No.)

2300 West Plano Parkway
Plano, Texas 75075

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:
(972) 577-0000

ITEM 8.01. Other Events.
SIGNATURES
INDEX TO EXHIBITS
Press Release

ITEM 8.01. OTHER EVENTS.

     On September 27, 2004, Perot Systems Corporation, a Delaware corporation, issued a press release announcing the company’s revised financial forecast for the current fiscal quarter. A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2004	PEROT SYSTEMS CORPORATION

By: /s/ Rex C. Mills

Rex C. Mills
Assistant Secretary

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release dated September 27, 2004 (furnished not filed)